SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2003






                         CNL RETIREMENT PROPERTIES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Maryland                       000-32607             59-3491443
------------------------------     -----------------------    -----------------
  (State or other jurisdiction     (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


            450 South Orange Avenue
                Orlando, Florida                                     32801
---------------------------------------------                      -----------
    (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (407) 650-1000


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Reference is made to the press release dated December 29, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits.

              Exhibit No. 99.1   Press Release dated December 29, 2003.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CNL RETIREMENT PROPERTIES, INC.



Dated: December 29, 2003            By:   /s/ Thomas J. Hutchison III
                                          -----------------------------------
                                              THOMAS J. HUTCHISON III
                                              Chief Executive Officer




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                                  EXHIBIT INDEX


       Exhibit No. 99.1.   Press Release dated December 29, 2003.





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